Exhibit 99.1

September 15, 2010

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Key Investment Highlights Complementary businesses in attractive market segmentsHigh quality operator with significant scale and breadth Strong track record of growth through acquisitions, de novos and JVsBalanced payor mix and well-positioned for healthcare reformExperienced management team with proven track record of successfully operating in challenging environmentsSolid financial position with strong cash flow and earnings visibility

Select Medical Today 112 LTAC Hospitals with 4,585 beds in 28 States 953 Outpatient Rehab Clinics in 36 States and the District of Columbia471 Contract Therapy locations in 28 states and the District of Columbia $2.3 Billion Net Revenue LTM Q2 '10$341.4 Million Adjusted PF EBITDA LTM Q2 '10126,200 Employees in the United States 6 Inpatient Rehab Facilities (IRF) with 468 beds in 4 States and 1 Managed Rehab UnitTwo Joint Ventures Note: All statistics as of 30-Jun-10; hospital and employee counts proforma for Regency acquisition1 See slide 41 for non-GAAP reconciliation

Recent Events Acquisition of Regency Hospital Company - closed September 1, 201023 LTAC Hospitals in 9 statesBaylor Health System - Joint Venture for rehabilitation announced Subject to regulatory approval

1998 2000 2002 2004 2006 2008 2009 2010 149 806 1127 1602 1851 2153 2240 2451 (2003) (1999) Strong Track Record of Growth Company has Struck the Right Balance of Both Organic and Acquisitive Growth De Novo - 62 specialty hospitals and 276 outpatient clinics opened since inception - 2009 Acquisitions - 62 specialty hospitals acquired since inception - 2009 ATHandIntensiva(1998) LBO Outpatient Division IPO (2001) Founded (Nov 1996) (2005) IPO (2009) (2010) (2007) Announced

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix (2005 - 2009) Commercial Payors and Other 89% Medicare/ Medicaid11% Commercial & Other Medicare East 36 64 West Medicare/Medicaid 64% Commercial Payors and Other 36% 2005 2006 2007 2008 2009 Medicare/Medicaid 0.585 0.55 0.503 0.483 0.49 Commercial Payors and Other 0.415 0.45 0.497 0.517 0.51 Note: As of June 30, 2010

Business Strategy

# Operating and Growth Strategy

**Organic**

- LTAC – maturing new hospitals
- Outpatient Rehab – margin improvement
- Regency – margin improvement

**Joint Venture**

- Draw on reputation for JV development
- Expand into existing and contiguous markets
  - Focus on leading systems and university hospitals
  - 1 to 2 per year

**Acquisition**

- Made opportunistic acquisition
  - Regency Hospital Company

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Select Medical Corporation

Operating Segments

- Specialty Hospitals
  - LTACHs
  - Inpatient Rehabilitation
- Outpatient Rehabilitation
  - Outpatient Rehab Clinics
  - Contract Therapy

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Select Medical Corporation

Specialty HospitalsLTACH

Largest provider of LTACH services in U.S. (# of hospitals)112 hospitals81 are hospital-in-hospital (2,725 beds)31 are freestanding (1,860 beds)18 owned13 leasedSuperior host hospitals LTACHs Note: As of 30-Jun-10 pro forma for Regency acquisition

Maturing New Hospitals New Hospitals Added 2008-09 ? 10 LTACs and 2 Rehab Adjusted EBITDA 2008 ($25.0)MAdjusted EBITDA 2009 ($ 1.6)MAdjusted EBITDA YTD Q2 '10 $ 5.4 M

Acquisition of Regency Hospital Company On September 1, Select Medical Holdings Corporation closed the acquisition of Regency Hospital Company, LLC for approximately $210MRegency operates a network of 23 long-term acute care hospitals located in 9 statesRevenue (1) $375MEBITDA (1) $ 28M (1) 2009 audited financials

Integration of Regency Hospital Company Synergies and margin enhancementCorporate CostsPre-Acquisition - $ ? 25MPost acquisition - $ ? 4-5MFacility level - Margins

# LTAC Hospital Regulatory Environment Summary

- MMSEA 2007 – extended through December 2012
  - Hospital in Hospital Rules – suspended at 50%
  - Very Short Stay Outlier Rule – suspended
  - Moratorium on new LTAC hospital licenses
- Future – post-2012
  - Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.)
  - Extension of 2012 legislation (status quo)
  - Lapse (25% Rule introduction, de novo facilities)

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Select Medical Corporation

Specialty HospitalsInpatient Rehabilitation

Rehabilitation Hospitals Kessler InstituteFounded 1948Largest licensed rehab hospital in U.S. (three campuses)18 consecutive years U.S. News & World Report best hospitalOne of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury

# Kessler Institute for Rehabilitation

*U.S. News & World Report*
*Best Rehabilitation Hospital Rankings*
*2010-2011*

| Rank | Hospital |
|---|---|
| #1 | Rehabilitation Institute of Chicago, Chicago, IL |
| #2 | Kessler Institute for Rehabilitation, West Orange, NJ |
| #3 | University of Washington Medical Center, Seattle, WA |
| #4 | Spaulding Rehabilitation Hospital, Boston, MA |
| #5 | TIRR Memorial Hermann, Houston, TX |
| #6 | Mayo Clinic, Rochester, MN |
| #7 | Craig Hospital, Englewood, CO |
| #8 | Rusk Institute, NYU Langone Medical Center, New York, NY |
| #9 | Shepherd Center, Atlanta, GA |
| #10 | Moss Rehab, Elkins Park, PA |
| #11 | Ohio State University Hospital, Columbus, OH |
| #12 | Thomas Jefferson University Hospital, Philadelphia, PA |
| #13 | National Rehabilitation Hospital, Washington, DC |
| #14 | Johns Hopkins Hospital, Baltimore, MD |
| #15 | UPMC-University of Pittsburgh Medical Center, Pittsburgh, PA |
| #16 | Mount Sinai Medical Center, New York, NY |
| #17 | Rancho Los Amigos National Rehabilitation Center, Downey, CA |
| #18 | Baylor Institute for Rehabilitation, Dallas, TX |
| #19 | University of Michigan Hospitals and Health Centers, Ann Arbor, MI |
| #20 | Virginia Commonwealth University Medical Center, Richmond, VA |

Kessler
INSTITUTE FOR REHABILITATION
*a Select Medical company*



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Select Medical Corporation

Inpatient Rehab Facility JV Strategy

# SSM Rehab Joint Venture

- The Partners
  - SSM Health Care — St. Louis network with seven acute care hospitals, 12,000 employees, 2,500 staff physicians
  - Select Medical — 51% owner of joint venture with management responsibility
- The Services
  - 80 inpatient rehab beds
  - 33 outpatient locations (18 SSM, 15 Select)
  - 6 contract therapy locations/4 onsite rehab locations
  - 3 occupational health clinics
  - 3 day institute clinics
- The Future
  - Construction of new 60 bed facility on SSM DePaul Campus (will expand bed capacity to 95 upon completion)
  - Expansion of rehab services to network

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# Baylor Joint Venture – pending regulatory approval

- The Partners
  - Baylor
  - Select Medical
- The Services
  - Two inpatient rehab hospitals with 136 beds
  - Three managed rehab units with 57 beds
  - 30 outpatient locations (Select 18 & Baylor 12)
- The Future
  - Expect immediate growth in the Outpatient business

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Select Medical Corporation

Inpatient Rehabilitation Regulatory Environment Stable75% Rule issue resolved in 2007 part of MMSEA frozen at 60%Market basket 2.5% minus PPACA reduction of 0.25%, and 0.09% reduction in outlier payments

Outpatient Rehabilitation SegmentOutpatient Rehab Clinics

Outpatient Rehabilitation Clinics Outpatient Rehab Facilities (Number of Facilities) ^ 953 Source: Company public filings and websites

Outpatient Clinic Platform Outpatient Rehab 953 clinics 36 states and District of Columbia WA OR CA MT ID NV AZ WY UT CO NM TX ND SD NE KS OK MN LA AR IA WI MI MS IN FL GA SC NC TN KY OH PA VT ME NH NJ AL IL VA WV DE NH MA CT RI NY MO 102 96 14 130 27 MD DC 2 23 3 33 59 15 5 AK 18 30 66 22 41 14 4 6 9 25 56 8 10 6 2 18 2 16 12 27 3 3 5 40 ME 1 Note: As of 30-Jun-10

Outpatient Rehabilitation - Philadelphia/South Jersey Approximately 80 locations

Outpatient Rehabilitation - North Jersey Approximately 77 locations

Outpatient Rehabilitation - St. Louis, MO Approximately 36 locations

# Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2008 EBITDA margin differential – greater than 7%
  - 2009 EBITDA margin differential – greater than 5%
  - Former HealthSouth clinics' revenue – ≃ $200M
- Joint Venture outpatient opportunities (see JVs)

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Outpatient Rehabilitation Regulatory Environment Commercial - StableMedicarePhysician fee scheduleCapsMPPR proposed changes to therapy paymentsContract Therapy rates

Outpatient Rehabilitation SegmentContract Therapy

Contract Services 471 contracts in 28 states and the District of ColumbiaLTM Revenue $161.1M as of 6/30/10Only significant provider with 100% "unaffiliated" contractsStrong ROI with organic growth only

Financial Overview

Revenue Specialty Outpatient Other 2007 1386.4 603.4 1.8 2008 1488.4 664.8 0.2 2009 1557.8 681.9 0.2 LTM 6/30/10 1593 691 0.1 EBITDA Specialty Outpatient Other 2007 217 75 2008 236 77 2009 290 89 LTM 6/30/10 299 89 $2,240 $2,153 $1,992 Historical Net Revenue and Adjusted EBITDA Note: In Millions CAGR 6.0% CAGR 13.8% $330 $270 $255 $341 $2,284 Net Revenue Adjusted EBITDA

2007 2008 2009 LTM 6/30/10 Revenue 217 236 290 299 EBITDA 0.157 0.159 0.186 0.188 EBITDA Growth and Margin Stability Specialty Hospitals Adj. EBITDA / Adj. EBITDA Margin Outpatient Rehabilitation Adj. EBITDA / Adj. EBITDA Margin 40,008 41,177 42,674 43,082 Growth in Admissions/Visits Supports Adj. EBITDA Growth and Margin Stability Note: Does not account for general and administrative services and non-healthcare services which accounted for $(38), $(43), $(49) and $(46) million for 2007, 2008, 2009 and LTM 6/30/10 respectively ($ in millions) ($ in millions) Admissions 2007 2008 2009 LTM 6/30/10 Revenue 75 77 89 89 EBITDA 0.125 0.116 0.131 0.129 4,032,197 4,533,727 4,502,049 4,540,582 Visits

Key Financial Metrics Favorable Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of thiscomputation, outpatient rehabilitation clinic revenue does not include contract services revenue 2006 2007 2008 2009 LTM 6/30/10 Revenue 94 100 102 102 102 EBITDA 2972 4032 4534 4502 4541 2006 2007 2008 2009 LTM 6/30/10 Revenue 1392 1378 1453 1495 1489 EBITDA 40 40 41 43 43

Free Cash Flow Revenue Free Cash Flow 2007 -80.1 2008 50.9 2009 108 LTM 6/30/10 104 Free Cash Flow1 Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 41 for non-GAAP reconciliation Intense Focus on Free Cash Flow Generation ($ in millions)

Capitalization Details IPO Proceeds were used to Repay Existing Indebtedness ($ in millions) 1 See slide 41 for non-GAAP reconciliation

Appendix: Additional Materials

2007 2008 2009 LTM 6/30/10 Net Income $ 55 $ 22 $ 75 $ 79 (+) Non-controlling interest 2 3 4 5 (+) Income tax 29 26 37 38 (+/-) Other expense / (income) 5 - 1 0 (+) Interest expense, net 103 146 132 123 (-/+) (Gain) / Loss on debt retirement - (1) (13) 2 (+) Depreciation and Amortization 57 72 71 70 (+) Stock Based Compensation 4 2 23 24 Adjusted EBITDA 255 270 330 341 Net Cash Provided by Operating Activities $ 86 $ 107 $ 166 $ 167 (-) Purchase of Property and Equipment 166 56 58 63 Free Cash Flow (80) 51 108 104 Non-GAAP Reconciliation ($ in millions)